                                                                    Exhibit 23.1




                         INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-21585, 333-23937, 333-39817, 333-43586, 333-43588, 333-56772, 333-56774,
333-67881, 333-71890 and 333-101600 of Lightbridge, Inc., all on Form S-8, of
our report dated March 15, 2004 appearing in this Annual Report on Form 10-K of Lightbridge, Inc. for the year ended December 31, 2003.


/s/ Deloitte & Touche LLP
Watham, Massachusetts
March 15, 2004